SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            --------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                        Date of report (Date of earliest
                                event reported):
                                February 12, 2003
                              CITA BIOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                                  93-0962072
              --------                                  ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)
             9025 Wilshire Blvd. Suite 301, Beverly Hills, CA 90211
               (Address of principal executive offices) (Zip code)
                                 (310) 550-4965
              (Registrant's telephone number, including area code)
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              (Former name, former address and former fiscal year,
                         if changed since last report.)
                   -------------------------------------------

ITEM 5. OTHER EVENTS.

CITA Biomedical, Inc. ("CITA") has received a notice of default for their license agreement for Detoxification Neuron Adaptation ("DNA") Intellectual Property developed for the purpose of "resetting" the brain function of a habituated alcohol or cocaine user to its pre-habituation state. CITA has been granted an extension of time in the form of a temporary non-exclusive license to continue utilization of the DNA Intellectual Property through May 9, 2003, subject to a payment of $15,000 on March 1, 2003 and accrued royalty payments due and payable on April 1, 2003, May 1, 2003 and May 9, 2003.

The license to this DNA Intellectual Property was acquired from CITA S.L., a Spanish corporation operated by Dr. Juan Jose Legarda, the inventor of CITA's UROD process, currently used for the treatment of opiate addiction.

The license agreement requires the payment of minimum quarterly royalties to CITA S.L. in consideration of the exclusive right to utilize DNA Intellectual Property for treatment of alcohol and cocaine dependency within the United States, Canada and Mexico to residents thereof. Because of insufficient capital to pay these minimum royalties as specified in the license agreement, CITA has been unable to meet its financial obligations under the agreement for the quarter ended December 31, 2002 with payments due on January 10, 2003. Accordingly, CITA S.L. has terminated the license agreement with CITA and has granted a temporary non-exclusive license through May 9, 2003.

CITA will require significant capital investment in order to be granted use of this license agreement beyond May 9, 2003 and to return to an exclusive basis. Although CITA is in discussions with potential capital investors, there can be no assurance that CITA will obtain the capital in an amount sufficient to negotiate any license use beyond May 9, 2003 and therefore to continue providing DNA treatments for alcohol and cocaine. If CITA is unsuccessful in raising additional capital, the Company may have to file for Chapter 11 bankruptcy protection in the very near future. [GRAPHIC OMITTED] This release contains projections and other forward-looking statements regarding future events and the future financial performance of CITA that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the documents filed by CITA with the SEC, specifically the most recent reports on Form 10-KSB and 10-QSB, each as it may be amended from time to time, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in CITA's most recent reports on Form 10-KSB and Form 10-QSB, each as it may be amended from time to time. CITA's results of operations for the three and nine months ended September 30, 2002 are not necessarily indicative of CITA's operating results for future periods.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

None required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CITA BIOMEDICAL, INC.

Dated: February 12, 2003                            By: /s/ Joseph Dunn
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